UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	One International Place, 40th Floor
New York, New York 10282	100 Oliver Street
Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	November 30, 2018

MLP Energy Infrastructure Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs MLP Energy Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates Goldman Sachs’ MLP Energy Infrastructure Fund Investment Process?

With a quality-oriented approach, the MLP Energy Infrastructure Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes. We invest primarily in Master Limited Partnerships (“MLPs”), or similar structures, that own energy infrastructure assets.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 14 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective and Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in energy infrastructure master limited partnership (“MLP”) investments. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated average annual total returns, without sales charges, of 0.23%, -0.38%, 0.67%, 0.68% and 0.24%, respectively. These returns compare to the 1.21% average annual total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy master limited partnerships (“MLPs”).[1]

From their inception on April 2, 2018 through the end of the Reporting Period, the Fund’s Class R6 Shares generated a cumulative total return of 7.15% compared to the 9.60% cumulative total return of the Alerian MLP Index.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -0.72% compared to the 1.13% cumulative total return of the Alerian MLP Index.

Q	How did energy MLPs overall perform during the Reporting Period?

A

Energy MLPs, as represented by the Alerian MLP Index, generated a total return of 1.21% during the Reporting Period overall. The Alerian MLP Index outperformed the AMEX Energy Select Sector Index (“IXE”) (-1.64%) and underperformed the S&P 500® Index (+6.27%).[2] In addition, the Alerian MLP Index underperformed utilities (+1.65%) and real estate investment trusts (“REITs”) (+3.87%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) All Equity REITs Index, respectively.[3] (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices rallied during the first half of the Reporting Period, rising 16.79%. They stabilized above $65 per barrel near the end of May 2018, as the global supply/demand story continued to strengthen due to worldwide supply constraints and robust demand expectations. Crude oil prices continued to move higher during the summer, and the price of WTI crude oil reached $75 per barrel at September month-end — the highest level since the 2014-2015 commodity price

[1]	Source: Alerian. The Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. It is not possible to invest directly in an index.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT All Equity REITs Index is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. It is not possible to invest directly in an index.

PORTFOLIO RESULTS

collapse. Crude oil prices fell sharply thereafter, declining 30.47% by the conclusion of the Reporting Period. The weakness was driven by market concerns around slowing global economic growth, in addition to investor uncertainty around ongoing trade tensions and how they could potentially weaken global crude oil demand. Meanwhile, the market’s oversupply worries increased amid unexpectedly strong Saudi Arabian production, which rose from 10.42 million barrels per day in June 2018 to 11.02 million barrels per day in November, and amid mounting U.S. crude oil production, which grew by nearly 1.5 million barrels per day between the beginning of January and the end of November 2018.[4] In the second half of the Reporting Period, Iranian sanction waivers provided by the U.S. tempered a widely expected decline in Iranian crude oil production, further adding to the market’s oversupply concerns. For the Reporting Period overall, WTI and Brent crude oil prices fell 11.27% and 7.65%, respectively.[5]

As for natural gas prices, they fell to a low of $2.56 per million British thermal units (“MMbtu”) in February 2018, down 29.55% from their January 2018 highs, due to the mild winter and to investors’ oversupply concerns. These oversupply concerns were driven by elevated levels of natural gas associated with crude oil drilling throughout the U.S., especially in the Permian Basin. After February, natural gas prices rebounded somewhat, rising 15.67% to finish May 2018 at $2.95 per MMbtu. In the second half of the Reporting Period, natural gas prices experienced a strong recovery, climbing 56.23% to $4.61 per MMbtu. Much of that increase came during November 2018, which was approximately 22% colder than the seasonally adjusted average. Because of the cold weather, natural gas demand accelerated, leading to early draws from natural gas inventories, which dropped to multi-year lows. This, in turn, caused a surge in natural gas prices in spite of strong 2018 production growth, which has been largely driven by increases in associated gas. (Associated gas is a byproduct of crude oil production.)

As for the energy MLP market, it started the Reporting Period strongly, following two months of weak performance. In October and November 2017, before the Reporting Period began, heavy tax-loss harvesting in energy infrastructure assets, concerns surrounding tax reform and fears around the Organization of the Petroleum Exporting Countries (“OPEC”) quotas not being extended had driven the market to its lowest level since February 2016. Investors returned to the energy MLP market in the opening weeks of the Reporting Period, as they sought to take advantage of depressed valuations amid continuing healthy fundamentals. The market experienced heavy investment inflows, helping the Alerian MLP Index post a gain of 17.62% between the start of the Reporting Period and January 23, 2018. Investor sentiment then reversed and continued to weigh on the energy MLP market through March. In our view, there were four reasons for the shift in sentiment. First, investor appetite for high-yielding assets diminished as the market adjusted for rising interest rates. Second, from January 26th through February 13th, crude oil prices dropped approximately 11%, as oversupply concerns mounted and the U.S. dollar strengthened, hindering the performance of energy-related securities broadly. Third, the sell-off in crude oil prices coincided with weak earnings from several large integrated energy companies, pushing the IXE down approximately 13.01% from January 26th through February 13th. Fourth, and what we consider the most impactful, the Federal Energy Regulatory Commission (“FERC”) announced a surprise policy revision on March 15th. The revised policy mandated that regulated interstate natural gas and liquids pipelines owned by energy MLPs could no longer claim an income tax allowance in their cost-of-service methodology (a method used to set rates for pipeline customers). The policy change also potentially applies to liquids pipelines’ cost-of-service calculation on inflation-indexed pipelines, which will be revisited in the FERC’s five-year review (expected to commence in 2021). At first, the scope of the policy revision was unclear to investors, driving a nearly 10% intra-day decline in the Alerian MLP Index, which then rebounded to end March 15th with a loss of 4.56%. Between March 15th and March 31st, the Alerian MLP Index recorded a decline of 7.97%. We believe investors overreacted to the FERC announcement, as the policy revision should affect only a subset of energy infrastructure companies. Between March 31st and May 31st, the energy MLP market recovered from its FERC-related lows, with the Alerian MLP Index climbing back above pre-announcement levels, as investors continued to digest and understand the impact of the policy revision. In addition, toward the end of May, investor sentiment grew more positive overall, which we attribute to the strong fundamental backdrop for U.S. energy infrastructure, continued earnings momentum, and management teams’ increased focus on investor concerns, such as complex corporate structures, balance sheet management and capital market reliance.

[4]	Source (except where noted) of production data: Bloomberg.

[5]	Source of crude oil and natural gas price data: Bloomberg.

PORTFOLIO RESULTS

The Alerian MLP Index continued to rise during June 2018 and through the end of September, benefiting from a supportive market backdrop for crude oil. Underinvestment in the energy space following the 2014-2015 commodity price collapse, coupled with geopolitical pressures, had resulted in decreased global crude oil production. This, paired with strong global demand, pushed crude oil supply from surplus to shortage, and consequently, WTI crude oil prices rallied from a low of $30 per barrel in 2016 to more than $70 per barrel in September 2018 and the first half of October 2018. U.S. shale producers responded to the shortage by increasing their drilling, which drove U.S. production to all-time highs during the Reporting Period and allowed the U.S. to capture a larger percentage of the global energy market. The record production started to strain U.S. energy infrastructure capacity, with pipeline bottlenecks arising in key U.S. production basins during the Reporting Period, suggesting the need for additional energy infrastructure. This environment was favorable for midstream[6] assets, helping the Alerian MLP Index to move higher. In addition, the energy MLP market overall benefited from clarifications by the FERC, provided in July 2018, regarding a number of open questions, including the final process by which natural gas and liquid pipelines owned by energy MLPs could implement the income tax adjustment and handle the accumulated deferred income tax. First, natural gas and liquids pipelines that chose to eliminate their tax allowance could also, according to the FERC, eliminate their accumulated deferred income tax, which might have a favorable impact on a pipeline’s rate base and thus mitigate any potential rate impact that could arise from higher than expected returns on equity for certain interstate regulated pipelines. Second, although the FERC reiterated its belief that the inclusion of a tax allowance in a pipeline’s cost-of-service methodology would result in a “double recovery” of income tax costs, the commission said the pipeline could choose to reflect the 21% corporate tax rate passed into law by the Tax Cuts and Jobs Act, which became effective on January 1, 2018, instead of eliminating the tax allowance completely. For pipeline companies that choose to reduce their income tax allowance to the new 21% corporate rate, the FERC has guaranteed a three-year moratorium on rate investigations as long as the pipeline is not overearning relative to the FERC’s allowable return on equity threshold. The market considered the FERC’s clarifications to be favorable for impacted energy MLPs, as they helped remove some regulatory uncertainty that had weighed on the energy MLP market.

During October 2018, the energy sector and the broader equity market experienced substantial weakness due to investor concerns around global economic growth, rising interest rates and U.S.-China trade tensions. The S&P 500® Index ended the month down 6.8%, while the IXE and the Alerian MLP Index fell 11.3% and 8.0%, respectively. We believe that the decline in the IXE, which is inherently more sensitive to commodity prices, and in the Alerian MLP Index can be partially attributed to a 10.8% drop in WTI crude oil prices during October, which was, in turn, driven by the possibility that slowing global economic growth could soften crude oil demand and that U.S. sanction waivers could reduce losses in Iranian supply. In November 2018, the energy MLP sector remained relatively resilient, despite weakness in the broader energy sector. In our view, this was a function of continued momentum in midstream earnings results and persistent growth in U.S. crude oil and natural gas production. For October 2018 and November 2018 overall, the Alerian MLP Index fell 8.7%.

The energy MLP market was further hampered during the second half of the Reporting Period by weak investment flows. In the third quarter of 2018, actively managed open-end energy MLP mutual funds, exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”) experienced net investment outflows of $589 million.[7] This marked the first ever quarter of net investment outflows since the inception of the Alerian MLP Index in 2006. The weakness was driven by $833 million of investment outflows from ETFs and ETNs, partially offset by investment inflows from actively managed open-end mutual funds. In our opinion, regulatory uncertainty sidelined some investors despite energy MLPs’ strong operational results during the Reporting Period. We also noticed general investor apathy towards energy MLPs and energy infrastructure securities broadly given their relative underperformance versus other equity market segments during the last couple of years. Despite recent investor pessimism, we note that energy MLPs continue to benefit from strong corporate execution, healthy macroeconomic factors and inexpensive valuations during the Reporting Period, which has the potential, in our opinion, to promote new investor interest and help

[6]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[7]	Source of investment flows data: U.S. Capital Advisors.

PORTFOLIO RESULTS

reinvigorate investment inflows and, ultimately, the performance of the energy MLP market.

In other noteworthy news during the Reporting Period, a Colorado ballot measure — Colorado Proposition 112 — pressured midstream companies with exposure to that state’s oil and gas industry. Colorado Proposition 112 was an initiative that would have required future drilling permits to have a minimum setback of 2,500 feet from publicly occupied spaces, such as homes, schools, hospitals, parks and water sources. If it was passed by voters in November, the proposition may have effectively eliminated Colorado’s oil and gas industry, as little to no new development would occur after 2020 and natural production decline rates would reduce existing production over time. Uncertainty around the vote was an overhang for Alerian MLP Index constituents with Colorado exposure (approximately 10% of the Alerian MLP Index), starting in August 2018, as they sold off on fears the ballot measure would pass. On November 6th, Colorado Proposition 112 was defeated, with 56% of total votes in opposition to the proposed drilling regulation. We considered this a positive outcome for midstream owners and operators with revenue exposure to Colorado’s oil and gas production.

Finally, the Tax Cuts and Jobs Act has implications for energy MLPs and pooled investment vehicles, such as the Fund, that are structured as “C” corporations.

•

Implications for Energy MLPs. The energy MLP structure remains intact and the asset class also preserves its tax-advantageous position relative to entities structured as “C” corporations (albeit to a slightly lesser extent). Additionally, “C” corporation investors may benefit from a reduction in the corporate tax rate, and a new income tax deduction for individuals, generally applicable to income from energy MLPs, may benefit energy MLP investors.

•

Implications for “C” corporation funds. Tax alterations that may impact “C” corporation funds include the reduction in the U.S. corporate tax rate and changes with respect to the utilization of net operating losses.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Security selection, the macro environment in the crude oil and natural gas markets, and the regulatory environment drove the Fund’s performance during the Reporting Period. Securities with a lower beta to commodity prices were the worst performers amid the rally in commodity prices from the beginning of the Reporting Period through September 2018. (In this context, having a lower beta means these securities tended to be less correlated to commodity prices.) Conversely, securities with the greatest exposure to commodity prices and volumes were the Fund’s best performers.

Regarding its exposures, the Fund was negatively impacted by positions in the natural gas pipeline transportation subsector[8] amid investor concerns around project completions as well as questions around leverage and distribution growth potential. On the positive side, the Fund’s performance was helped by positions in the petroleum pipeline transportation and the gathering and processing subsectors. These subsectors benefited from record U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and, therefore, experienced the greatest fluctuation in volumes.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, Energy Transfer LP, Williams Companies and Buckeye Partners, L.P. detracted from the Fund’s relative performance.

The Fund’s top detractor was Energy Transfer LP (ET), which engages in natural gas midstream, liquid transportation and storage businesses. The company was the result of a simplification transaction[9] wherein general partner Energy Transfer Equity, L.P. acquired its remaining public stake in Energy Transfer Partners, L.P. in a deal valued at $60.3 billion. We believe ET was challenged by technical (supply/demand) selling pressure after the completion of the transaction. Additionally, we think its shares were hurt by the broad decline in crude oil and natural gas liquid prices toward the end of the Reporting Period. The Fund continued to hold ET when the Reporting Period ended because of our constructive views on the company.

Williams Companies (WMB), an energy infrastructure company focused on connecting North America’s natural gas and natural gas liquids markets, also hampered the Fund’s performance during the Reporting Period. The stock performed poorly after WMB completed a simplification transaction, in which it acquired its underlying MLP,

[8]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[9]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

Williams Partners LP, at a 7% premium in an all stock-for-unit deal valued at $10.5 billion. Given the post-transaction volatility in the stock, we trimmed the Fund’s position in WMB.

Another notable detractor was Buckeye Partners, L.P. (BPL), an operator of refined product pipelines and terminals. BPL reported earnings in the first, second and third quarters of 2018 that missed consensus expectations, citing challenging market conditions and contract expirations. Additionally, in its third quarter earnings announcement, the company said it would implement a distribution cut of approximately 40% as it sought to improve its distribution coverage ratio.[10] We decided to add to the Fund’s position in BPL during the Reporting Period, as we believed the stock was trading below its fundamental value.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	Investments in Energy Transfer Partners, L.P.; Williams Partners LP and Plains All American Pipeline L.P. contributed positively to relative returns during the Reporting Period.

Energy Transfer Partners, L.P. (ETP), which offers natural gas, natural gas liquids, crude oil and refined products transportation and storage services, was the top contributor to the Fund’s performance. At the beginning of the Reporting Period, ETP benefited from its first quarter 2018 earnings announcement, which included stronger than market expected results for its interstate and intrastate transportation/storage segment. During the second half of the Reporting Period, its shares rose on the announcement of a simplification transaction, mentioned previously, in which ETP’s general partner, Energy Transfer Equity, L.P., would acquire its remaining public stake in ETP. The transaction was viewed positively by the market, which expects it to generate annual savings of more than $1.5 billion for the combined entity and to align investor and management interests. Because we shared this constructive view, the Fund maintained its exposure to ETP through a position in the combined entity, Energy Transfer LP (ET), at the end of the Reporting Period.

Also adding to the Fund’s performance during the Reporting Period was Williams Partners LP (WPZ), WMB’s limited partner. WPZ is an energy infrastructure company focused on connecting North America’s natural gas and natural gas liquids market. Its shares appreciated on news of WPZ’s merger with WMB, mentioned earlier. Market participants appeared to believe the merger would provide immediate benefits to shareholders, while also simplifying the company’s corporate structure, streamlining its governance and preserving its investment grade credit rating. The Fund maintained exposure to WPZ at the end of the Reporting Period through its position in WMB.

The Fund was also helped during the Reporting Period by its investment in Plains All American Pipeline L.P. (PAA), which is involved in intrastate crude oil pipeline transportation and terminalling storage activities, in addition to the gathering and marketing of crude oil, refined products and natural gas liquids. PAA benefited from its leading position in the Permian Basin, where takeaway capacity constraints drove widening price differentials and higher crude oil prices led to volume growth. Additionally, widening price differentials and higher crude oil prices boosted profitability in PAA’s marketing and transportation segments. During the Reporting Period, we increased the Fund’s position in PAA, as we believed the company had strong fundamentals and was trading at attractive levels.

Q	Were there any notable purchases or sales during the Reporting Period?

A

During the Reporting Period, the Fund initiated a position in Andeavor Logistics, L.P. (ANDX), a company that owns and operates a network of crude oil, refined products and natural gas pipelines as well as crude oil and refined products truck terminals. In our view, ANDX could benefit from a potential buyout by MPLX LP (a gathering and processing company in which the Fund also invests).

The Fund also established a position in DCP Midstream, LP (DCP), one of the largest natural gas gatherers in North America and a top producer and primary marketer of natural gas liquids. We initiated the position because we believe DCP offered good exposure to rising commodity prices and is poised to benefit from its multi-year growth plan.

A key sale during the Reporting Period was EQGP Holdings L.P. (EQGP), which owns, operates, acquires and develops midstream assets in the Appalachian Basin through its subsidiaries. We decided to sell the position ahead of the completion of a merger with Equitrans Midstream (ETRN) in which ETRN agreed to acquire limited partner interests in EQGP for a transaction valued at approximately $529 million.

[10]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

PORTFOLIO RESULTS

We also exited the Fund’s position in SemGroup (SEMG), a company that moves energy through a network of pipelines, terminals and storage tanks. We decided to eliminate the holding because of SEMG’s weak first and third quarter earnings announcements and the company’s high leverage, which resulted from its acquisition of Houston Fuel Oil Terminal Company in 2017.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

When the Reporting Period started and through the end of September 2018, the global supply and demand picture appeared relatively healthy, supporting a 27.61% and 30.12% increase in WTI and Brent crude oil prices, respectively, despite some modest macro-related volatility along the way. However, during the last two months of the Reporting Period, WTI and Brent crude oil prices fell 30.47% and 29.03%, respectively, on lowered investor expectations for crude oil demand from the emerging markets, unexpectedly strong supply growth from the U.S. and Saudi Arabia, and Iranian sanction waivers. As of September 2018, which was the latest available data at the end of the Reporting Period, the U.S. was the largest producer of crude oil in the world at 11.47 million barrels per day and was exporting in excess of two million barrels per day of crude oil to global markets.[11] Furthermore, according to net import/export figures during the week starting Sunday, November 25th, the U.S. became a net exporter of crude oil and petroleum products for the first time in 75 years.[11] Although this data was reported in only a single week, we believe it is a milestone in the general trend towards U.S. energy independence and is a positive indicator for U.S. energy export infrastructure demand. The strength in U.S. production has resulted in increased throughput and utilization on U.S. midstream infrastructure and, in turn, has positively impacted the earnings power of U.S.-based energy infrastructure assets. Over the course of the Reporting Period, we saw strong results from midstream companies, who by and large continued to meet and/or beat consensus expectations. We believe this positive earnings momentum may continue in 2019, supported by ongoing strength in U.S. crude oil and natural gas production, which we expect could grow by 10.85% and 8.03%, respectively, in 2019 based on data made available by the U.S. Energy Information Administration.

At the end of the Reporting Period, we, along with the broader market, were focused on the upcoming December 6, 2018 “OPEC+” meeting at which supply-side concerns were likely to be a key topic of discussion. (OPEC+ is composed of the OPEC and non-OPEC oil producing countries.) Leading into the meeting, market participants generally anticipated a production cut, though there was uncertainty around its size and whether it would address global oversupply expectations for 2019. (The December 6th meeting resulted in a six-month agreement to reduce production by 1.2 million barrels per day, effective January 1, 2019, and a plan to revisit the agreement during April 2019. Of that production cut, 0.8 million barrels per day are the responsibility of OPEC countries and 0.4 million barrels per day are the responsibility of non-OPEC countries, such as Russia.12) In our view, output limits should help global oversupply concerns, though it is unclear if global supply and demand will actually be balanced in 2019. Overall, market participants appear to have differing views about crude oil demand from the emerging markets, conformity with imposed OPEC cuts during 2019 and continued growth in U.S. production. We believe the uncertainty is likely to keep crude oil prices range-bound between $45 and $60 per barrel during the 2019 calendar year. In our view, this range is supportive for continued U.S. production growth and therefore, U.S.-based midstream assets. We base this view on two observations. First, U.S. crude oil production rose by nearly 1.3 million barrels per day during 2017, a time when crude oil prices averaged approximately $51 per barrel — which is in line with crude oil prices at the end of the Reporting Period. This suggests to us that a $45 to $60 per barrel price may be sufficient for producers to continue drilling at a healthy pace. Second, the forward curve for crude oil at the end of the Reporting Period indicated that one-year forward prices could be close to $52 per barrel. (The forward curve is a function graph that defines the prices at which a contract for future delivery or payment can be concluded on the present day. One-year forward prices are the implied prices one year from the present day.) Accordingly, we expect U.S. crude oil producers may move aggressively to lock in that price, which we think would allow for continued production growth.

Beyond the macro environment, we continued to see positive trends at the company level during the Reporting Period.

[11]	Source: U.S. Energy Information Administration.

[12]	Source: OPEC.

PORTFOLIO RESULTS

Companies were showing what we believe is increased capital discipline, which has historically been a point of contention between management teams and investors. Many energy MLPs have either cut or reduced distribution growth rates to maintain higher distribution coverage, thus retaining more capital within their businesses. In many cases, this action was taken with the goal of moving to a more self-funding[13] model in order to rely less on the equity capital markets to fund growth. Also, many energy MLPs have become more selective about the capital projects they undertake and are choosing to invest only in what they consider their highest return opportunities. In our opinion, this shift should result in healthier balance sheets and ultimately stronger and more sustainable returns for unitholders. On another front, management teams appear to be addressing complexities around their corporate structure, with consolidation becoming an increasingly common theme. Consolidation transactions can come in many forms, such as a buy-in of incentive distribution rights[14] by the limited partner or a roll up15 of assets between the limited partner and the general partner. We believe these strategies could help address the cost of capital burden associated with the general partner/limited partner relationship. During the Reporting Period, we saw several high-profile simplification transactions occur, and we believe structural simplifications may well contribute to positive performance for the sector as entities pursue less complex corporate structures and seek to align management and shareholder interests. This may boost investor sentiment and increase interest from institutional investors who have historically avoided energy infrastructure assets entirely. In our view, these trends may continue going forward, lowering hurdle rates[16] and potentially strengthening returns on invested capital.

In our view, a number of the aforementioned factors may address investor concerns that have weighed on energy MLP valuations during the last several years. However, we believe there is a clear disconnect between the market’s distributable cash flow/unit expectations and current valuations. Based on multiple valuation metrics, such as enterprise value-to- earnings before interest, taxes, depreciation and amortization (“EBITDA”),[17] price -to-earnings ratios and the spread (difference in yields) versus 10-year U.S. Treasury securities, energy MLPs remain cheap compared to historical averages, as well as relative to other income-oriented asset classes, such as REITs and utilities. We believe the market environment and increased discipline from management teams should warrant multiple expansions and appreciation in asset prices, with a reversion to historical levels suggesting to us that there is significant upside potential for energy MLPs.

[13]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities rather than reliance on the equity capital markets.

[14]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[15]	A roll up is a process used by which assets are merged. The principal aim of a roll up is to reduce costs through economies of scale.

[16]	A hurdle rate is the minimum rate of return on a project or investment required by an investor. The hurdle rate denotes appropriate compensation for the level of risk present; riskier projects generally have higher hurdle rates than those that are deemed to be less risky.

[17]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of November 30, 2018

PERFORMANCE REVIEW
December 1, 2017–November 30, 2018	Fund Total Return (based on NAV)[1]	Alerian MLP Index[2]
Class A	0.23%	1.21%
Class C	-0.38	1.21
Institutional	0.67	1.21
Investor	0.68	1.21
Class R	0.24	1.21

April 2, 2018–November 30, 2018
Class R6	7.15%	9.60%

April 16, 2018–November 30, 2018
Class P	-0.72%	1.13%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	-1.71%	-3.30%	-1.77%	3/28/13
Class C	2.19	-2.93	-1.48	3/28/13
Institutional	4.27	-1.82	-0.38	3/28/13
Investor	4.31	-1.96	-0.50	3/28/13
Class P	N/A	N/A	8.57	4/16/18
Class R	3.85	-2.44	-0.99	3/28/13
Class R6	N/A	N/A	17.21	4/2/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
Total Annual Fund Operating Expenses
Class A	1.52%
Class C	2.27
Institutional	1.13
Investor	1.27
Class P	1.12
Class R	1.77
Class R6	1.12

[4]	The expense ratios of the Fund are as set forth above according to the most recent publicly available Prospectus, as supplemented to date, and may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 11/30/18‡
Holding	% of Net Assets	Line of Business
Energy Transfer LP	12.7%	Pipeline Transportation | Natural Gas
Enterprise Products Partners LP	11.6	Pipeline Transportation | Natural Gas
Magellan Midstream Partners LP	9.6	Pipeline Transportation | Petroleum
MPLX LP	7.9	Gathering + Processing
Plains All American Pipeline LP	7.0	Pipeline Transportation | Petroleum
EQM Midstream Partners LP	4.8	Pipeline Transportation | Natural Gas
Western Gas Partners LP	3.4	Gathering + Processing
The Williams Cos., Inc.	3.0	Gathering + Processing
Targa Resources Corp.	3.0	Gathering + Processing
Antero Midstream Partners LP	2.9	Gathering + Processing

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Figures in the graph may not sum to 100% due to exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2018

The following graph shows the value, as of November 30, 2018, of a $1,000,000 investment made on March 28, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

MLP Energy Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 28, 2013 through November 30, 2018.

Average Annual Total Return through November 30, 2018	One Year	Five Years	Since Inception
Class A (Commenced March 28, 2013)
Excluding sales charges	0.23%	-4.82%	-2.31%
Including sales charges	-5.33%	-5.89%	-3.27%

Class C (Commenced March 28, 2013)
Excluding contingent deferred sales charges	-0.38%	-5.54%	-3.02%
Including contingent deferred sales charges	-1.38%	-5.54%	-3.02%

Institutional (Commenced March 28, 2013)	0.67%	-4.47%	-1.93%

Investor (Commenced March 28, 2013)	0.68%	-4.57%	-2.03%

Class P (Commenced April 16, 2018)	N/A	N/A	-0.72%*

Class R (Commenced March 28, 2013)	0.24%	-5.05%	-2.53%

Class R6 (Commenced April 2, 2018)	N/A	N/A	7.15%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

November 30, 2018

Shares	Description	Value
Common Stocks – 99.0%
Gathering + Processing – 29.0%
1,150,000	Antero Midstream GP LP	$17,031,500
2,400,000	Antero Midstream Partners LP	66,384,000
750,000	Crestwood Equity Partners LP	22,275,000
1,675,000	DCP Midstream LP	57,084,000
1,225,000	Enable Midstream Partners LP	16,341,500
150,000	EnLink Midstream LLC	1,714,500
1,650,000	EnLink Midstream Partners LP	21,829,500
5,400,000	MPLX LP	178,902,000
775,000	Noble Midstream Partners LP	25,675,750
560,000	ONEOK, Inc.	34,400,800
1,500,000	Targa Resources Corp.	66,945,000
2,700,000	The Williams Cos., Inc.	68,364,000
1,750,000	Western Gas Partners LP	77,770,000

		654,717,550

Marketing | Retail – 0.5%
500,000	Suburban Propane Partners LP	11,680,000

Marketing | Wholesale – 1.7%
1,375,000	Sunoco LP	38,445,000

Other | Liquefaction* – 2.5%
937,500	Cheniere Energy, Inc.	57,300,000

Pipeline Transportation | Natural Gas – 31.3%
19,750,000	Energy Transfer LP	287,757,500
10,025,000	Enterprise Products Partners LP	263,156,250
2,274,796	EQM Midstream Partners LP	108,416,777
350,000	Spectra Energy Partners LP	12,687,500
440,000	TC PipeLines LP	13,107,600
562,500	TransCanada Corp.	23,052,064

		708,177,691

Pipeline Transportation | Petroleum – 31.9%
1,700,000	Andeavor Logistics LP	63,444,000
2,170,000	Buckeye Partners LP	64,145,200
2,304,900	Enbridge Energy Partners LP	25,054,263
326,400	Enbridge, Inc.	10,725,642
3,587,500	Magellan Midstream Partners LP	216,972,000
950,000	NuStar Energy LP	22,961,500
1,075,000	Phillips 66 Partners LP	50,417,500
6,850,000	Plains All American Pipeline LP	157,755,500
780,600	Plains GP Holdings LP Class A*	17,274,678
2,725,000	Shell Midstream Partners LP	51,339,000
475,000	Tallgrass Energy LP	10,146,000
725,000	Valero Energy Partners LP	30,500,750

		720,736,033

Production + Mining | Coal – 0.8%
900,000	Alliance Resource Partners LP	17,685,000

Regasification – 0.5%
450,000	Golar LNG Ltd.	11,988,000

Common Stocks – (continued)
Services | Midstream – 0.8%
1,260,000	USA Compression Partners LP	18,219,600

TOTAL COMMON STOCKS – 99.0%
(Cost $2,457,376,807)		$2,238,948,874

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		23,049,268

NET ASSETS – 100.0%		$2,261,998,142

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

November 30, 2018

Assets:
Investments, at value (cost $2,457,376,807)	$2,238,948,874
Foreign currencies, at value (cost $165)	165
Receivables:
Investments sold	34,813,810
Fund shares sold	13,389,782
Current taxes	602,095
Dividends	173,855
Foreign tax reclaims	69,796
Prepaid state and local income taxes	6,750
Other assets	273,028
Total assets	2,288,278,155

Liabilities:
Due to custodian	1,831,103
Payables:
Fund shares redeemed	8,230,747
Investments purchased	3,380,880
Management fees	1,873,149
Distribution and service fees and transfer agent fees	208,362
Deferred taxes, net	10,262,018
Accrued expenses	493,754
Total liabilities	26,280,013

Net Assets:
Paid-in capital	3,093,988,438
Distributable loss	(831,990,296)
NET ASSETS	$2,261,998,142
Net Assets:
Class A	$95,119,558
Class C	92,200,565
Institutional	651,132,408
Investor	142,664,377
Class P	1,073,157,119
Class R	2,253,906
Class R6	205,470,209
Total Net Assets	$2,261,998,142
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	14,899,461
Class C	15,183,724
Institutional	99,352,910
Investor	21,965,246
Class P	163,316,426
Class R	359,094
Class R6	31,347,794
Net asset value, offering and redemption price per share:(a)
Class A	$6.38
Class C	6.07
Institutional	6.55
Investor	6.50
Class P	6.57
Class R	6.28
Class R6	6.55

(a)	Maximum public offering price per share for Class A Shares is $6.75. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended November 30, 2018

Investment income:
Dividends (net of tax withholding of $657,236)	$159,671,601
Dividends — affiliated issuers	21,210
Less: Return of Capital on Dividends	(146,212,552)
Total investment income	13,480,259

Expenses:
Management fees	22,839,685
Transfer Agency fees(a)	1,447,387
Distribution and Service fees(a)	1,418,432
Professional fees	269,055
Printing and mailing costs	196,425
Custody, accounting and administrative services	191,715
Registration fees	118,115
Trustee fees	20,635
Franchise tax expense	822
Other	152,640
Total operating expenses, before taxes	26,654,911
Less — expense reductions	(2,594)
Net operating expenses, before taxes	26,652,317
NET INVESTMENT LOSS, BEFORE TAXES	(13,172,058)
Current and deferred tax benefit	12,576,803
NET INVESTMENT LOSS, NET OF TAXES	(595,255)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	172,636,812
Foreign currency transactions	(39,685)
Deferred tax expense	(164,797,350)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(151,522,699)
Foreign currency translation	1,896
Deferred tax benefit	144,673,479
Net realized and unrealized gain, net of taxes	952,453
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$357,198

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6(c)
$274,372	$1,132,172	$11,888	$197,548	$203,791	$578,698	$276,905	$159,313	$4,280	$26,852

(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on April 2, 2018.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2018	For the Fiscal Year Ended November 30, 2017
From operations:
Net investment loss, net of taxes	$(595,255)	$(13,600,223)
Net realized gain, net of taxes	7,799,777	126,105,421
Net change in unrealized loss, net of taxes	(6,847,324)	(320,681,601)
Net increase (decrease) in net assets resulting from operations	357,198	(208,176,403)

Distributions to shareholders:
From total distributable earnings
Class A Shares	(2,497,951)	(1,141,834	)(a)
Class C Shares	(2,665,148)	(1,033,882	)(a)
Institutional Shares	(30,557,445)	(12,138,098	)(a)
Investor Shares	(3,514,474)	(1,110,454	)(a)
Class P Shares(b)	(14,430,984)	—
Class R Shares	(56,198)	(12,530	)(a)
Class R6 Shares(c)	(2,713,111)	—
From return of capital
Class A Shares	(4,633,134)	(8,955,501)
Class C Shares	(4,943,246)	(8,108,814)
Institutional Shares	(56,677,148)	(95,200,104)
Investor Shares	(6,518,556)	(8,709,384)
Class P Shares(b)	(26,766,212)	—
Class R Shares	(104,234)	(98,279)
Class R6 Shares(c)	(5,032,206)	—
Total distributions to shareholders	(161,110,047)	(136,508,880)

From share transactions:
Proceeds from sales of shares	2,421,178,203	979,004,144
Reinvestment of distributions	153,175,103	132,465,083
Cost of shares redeemed	(2,262,172,322)	(1,070,822,446)
Net increase in net assets resulting from share transactions	312,180,984	40,646,781
TOTAL INCREASE (DECREASE)	151,428,135	(304,038,502)

Net assets:(d)
Beginning of year	2,110,570,007	2,414,608,509
End of year	$2,261,998,142	$2,110,570,007

(a)	Prior year information has been revised to conform to current year presentation. Distributions from distributable earnings consisted solely of net investment income for the fiscal year ended November 30, 2017.
(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on April 2, 2018.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment loss, net of taxes were $(72,096,035) for the fiscal year ended November 30, 2017.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Class A Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$6.80	$7.88	$7.62	$11.98	$10.81

Net investment loss(a)	(0.02)	(0.07)	(0.06)	(0.05)	(0.08)

Net realized and unrealized gain (loss)	0.07	(0.57)	0.80	(3.82)	1.75

Total from investment operations	0.05	(0.64)	0.74	(3.87)	1.67

Distributions to shareholders from net investment income	(0.16)	(0.05)	—	—	(0.12)

Distributions to shareholders from return of capital	(0.31)	(0.39)	(0.48)	(0.49)	(0.38)

Total distributions	(0.47)	(0.44)	(0.48)	(0.49)	(0.50)

Net asset value, end of year	$6.38	$6.80	$7.88	$7.62	$11.98

Total return(b)	0.23%	(8.35)%	10.23%	(33.27)%	15.59%

Net assets, end of year (in 000s)	$95,120	$115,467	$289,689	$292,686	$513,722

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.67%	1.52%	1.45%	(0.38)%	3.57%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.40%	1.42%	1.45%	1.42%	1.46%

Ratio of net investment loss to average net assets(d)	(0.34)%	(0.85)%	(0.87)%	(0.57)%	(0.56)%

Portfolio turnover rate(e)	68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Class C Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$6.54	$7.65	$7.46	$11.83	$10.76
Net investment loss(a)	(0.07)	(0.12)	(0.12)	(0.12)	(0.15)
Net realized and unrealized gain (loss)	0.07	(0.55)	0.79	(3.76)	1.72
Total from investment operations	—	(0.67)	0.67	(3.88)	1.57
Distributions to shareholders from net investment income	(0.16)	(0.05)	—	—	(0.12)
Distributions to shareholders from return of capital	(0.31)	(0.39)	(0.48)	(0.49)	(0.38)
Total distributions	(0.47)	(0.44)	(0.48)	(0.49)	(0.50)
Net asset value, end of year	$6.07	$6.54	$7.65	$7.46	$11.83
Total return(b)	(0.38)%	(9.15)%	9.49%	(33.79)%	14.61%
Net assets, end of year (in 000s)	$92,201	$124,291	$170,575	$173,427	$241,841
Ratio of net expenses to average net assets after tax (benefit)/expense(c)	2.44%	2.28%	2.20%	0.37%	4.32%
Ratio of net expenses to average net assets before tax (benefit)/expense	2.15%	2.17%	2.21%	2.18%	2.21%
Ratio of net investment loss to average net assets(d)	(1.06)%	(1.60)%	(1.63)%	(1.27)%	(1.19)%
Portfolio turnover rate(e)	68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Institutional Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$6.95	$8.02	$7.70	$12.06	$10.84
Net investment income (loss)(a)	0.02	(0.03)	(0.05)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.05	(0.60)	0.85	(3.86)	1.73
Total from investment operations	0.07	(0.63)	0.80	(3.87)	1.72
Distributions to shareholders from net investment income	(0.16)	(0.05)	—	—	(0.12)
Distributions to shareholders from return of capital	(0.31)	(0.39)	(0.48)	(0.49)	(0.38)
Total distributions	(0.47)	(0.44)	(0.48)	(0.49)	(0.50)
Net asset value, end of year	$6.55	$6.95	$8.02	$7.70	$12.06
Total return(b)	0.67%	(8.21)%	10.92%	(33.05)%	15.91%
Net assets, end of year (in 000s)	$651,132	$1,711,829	$1,830,614	$1,225,024	$1,613,322
Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.43%	1.14%	1.05%	(0.78)%	3.17%
Ratio of net expenses to average net assets before tax (benefit)/expense	1.01%	1.03%	1.05%	1.02%	1.06%
Ratio of net investment loss to average net assets(d)	0.34%	(0.42)%	(0.69)%	(0.10)%	(0.06)%
Portfolio turnover rate(e)	68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Investor Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$6.90	$7.97	$7.67	$12.04	$10.83
Net investment loss(a)	(0.01)	(0.05)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	0.08	(0.58)	0.82	(3.85)	1.73
Total from investment operations	0.07	(0.63)	0.78	(3.88)	1.71
Distributions to shareholders from net investment income	(0.16)	(0.05)	—	—	(0.12)
Distributions to shareholders from return of capital	(0.31)	(0.39)	(0.48)	(0.49)	(0.38)
Total distributions	(0.47)	(0.44)	(0.48)	(0.49)	(0.50)
Net asset value, end of year	$6.50	$6.90	$7.97	$7.67	$12.04
Total return(b)	0.68%	(8.26)%	10.69%	(33.13)%	15.73%
Net assets, end of year (in 000s)	$142,664	$156,974	$121,705	$95,825	$178,966
Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.43%	1.29%	1.20%	(0.63)%	3.32%
Ratio of net expenses to average net assets before tax (benefit)/expense	1.15%	1.17%	1.20%	1.17%	1.21%
Ratio of net investment loss to average net assets(d)	(0.07)%	(0.63)%	(0.60)%	(0.32)%	(0.10)%
Portfolio turnover rate(e)	68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Class P Shares
	Period Ended November 30, 2018(a)
Per Share Data
Net asset value, beginning of period	$6.96
Net investment income(b)	(0.03)
Net realized and unrealized gain (loss)	—	(c)
Total from investment operations	(0.03)
Distributions to shareholders from net investment income	(0.13)
Distributions to shareholders from return of capital	(0.23)
Total distributions	(0.36)
Net asset value, end of period	$6.57
Total Return(d)	(0.72)%
Net assets, end of period (in 000s)	$1,073,157
Ratio of net expenses to average net assets after tax (benefit)/expense(e)	1.05	%(f)
Ratio of net expenses to average net assets before tax (benefit)/expense	1.00	%(f)
Ratio of net investment loss to average net assets(g)	(0.68	)%(f)
Portfolio Turnover Rate(h)	68%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $0.005 per share.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Annualized.
(g)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Class R Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$6.71	$7.81	$7.56	$11.93	$10.79
Net investment income (loss)(a)	(0.04)	(0.08)	(0.09)	0.18	(0.11)
Net realized and unrealized gain (loss)	0.08	(0.58)	0.82	(4.06)	1.75
Total from investment operations	0.04	(0.66)	0.73	(3.88)	1.64
Distributions to shareholders from net investment income	(0.16)	(0.05)	—	—	(0.12)
Distributions to shareholders from return of capital	(0.31)	(0.39)	(0.48)	(0.49)	(0.38)
Total distributions	(0.47)	(0.44)	(0.48)	(0.49)	(0.50)
Net asset value, end of year	$6.28	$6.71	$7.81	$7.56	$11.93
Total return(b)	0.24%	(8.83)%	10.18%	(33.50)%	15.23%
Net assets, end of year (in 000s)	$2,254	$2,009	$2,026	$1,376	$96
Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.93%	1.77%	1.70%	(0.11)%	3.82%
Ratio of net expenses to average net assets before tax (benefit)/expense	1.65%	1.68%	1.70%	1.69%	1.73%
Ratio of net investment loss to average net assets(d)	(0.59)%	(1.06)%	(1.23)%	1.97%	(0.89)%
Portfolio turnover rate(e)	68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Class R6 Shares
	Period Ended November 30, 2018(a)
Per Share Data
Net asset value, beginning of period	$6.43
Net investment income(b)	(0.02)
Net realized and unrealized gain	0.50
Total from investment operations	0.48
Distributions to shareholders from net investment income	(0.13)
Distributions to shareholders from return of capital	(0.23)
Total distributions	(0.36)
Net asset value, end of period	$6.55
Total Return(c)	7.15%
Net assets, end of period (in 000s)	$205,470
Ratio of net expenses to average net assets after tax (benefit)/expense(d)	1.11	%(e)
Ratio of net expenses to average net assets before tax (benefit)/expense	1.00	%(e)
Ratio of net investment loss to average net assets(f)	(0.46	)%(e)
Portfolio Turnover Rate(g)	68%

(a)	Commenced operations on April 2, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Annualized.
(f)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

November 30, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class P (commenced operations on April 16, 2018), Class R and Class R6 (commenced operations on April 2, 2018) Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total distributable earnings actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by the MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2018:

MLP ENERGY INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

North America	$2,238,948,874	$—	$—

Total	$2,238,948,874	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA includes changes to the corporate income tax rate and alternative minimum tax (“AMT”) and modifications to the net operating loss (“NOL”) deduction. Prior to enactment, the highest marginal federal income tax rate was 35%. The TCJA reduced the corporate rate to a flat income tax rate of 21%. The change in the rate was reflected in the Fund’s NAV on December 22, 2017. The Fund may also be subject to a 20% AMT to the extent that the Fund’s alternative minimum tax exceeds the Fund’s regular federal income tax. For tax years beginning after December 31, 2017, the TCJA repealed the corporate AMT. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period, applicable to NOLs arising in tax years ending after December 31, 2017, but if proposed additional tax legislation is enacted, applicable instead to NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available post-2017 NOLs or 80% of taxable income before any NOL utilization.

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period ended November 30, 2018, the Fund reevaluated its blended state income tax rate, increasing the rate from 1.83% to 2.11% due to anticipated change in state apportionment of income and gains and a reduction of the federal tax benefit associated with state tax expenses due to the new lower corporate tax rates. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$1,659,896	21.00%
State income taxes, net of federal benefit	166,780	2.11%
Change in estimated deferred tax rate*	105,275,624	1,331.88%
Effect of permanent differences	(1,825,847)	(23.10)%
Other Adjustments	(179,793)	(2.27)%

Change in valuation allowance	(97,549,592)	(1,234.14)%

Total current and deferred income tax expense, net	$7,547,068	95.48%

*	The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the TCJA as of December 22, 2017 (date of enactment). For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21%. The tax rate change also incorporates adjustments in state tax rates, net of federal tax benefit associated with change in tax rates.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2018

4. TAXATION (continued)

As of November 30, 2018, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$29,708,719
Net operating loss carryforward	24,390,838
Capital loss carryforward (tax basis)	158,336,635
Other tax assets	417,881
Valuation Allowance	(188,004,272)
Total Deferred Tax Assets	$24,849,801
Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(35,111,819)
Net Deferred Tax Asset/(Liability)	$(10,262,018)

At November 30, 2018, the Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated. For federal income tax purposes, the Fund has net operating loss carryforwards as follows:

From Fiscal Year Ended		Amount	Expiration
November 30, 2016		$4,592,083	November 30, 2036
November 30, 2017		$96,145,242	November 30, 2037
November 30, 2018	*	$4,805,029	Indefinite

*	Legislation has been proposed that if enacted would subject this year’s net operating loss carryforward to expire in 2038.

At November 30, 2018, the Fund had capital loss carryforwards which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$397,110,465	November 30, 2020
November 30, 2016	$288,032,916	November 30, 2021

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $188,004,272 of a valuation allowance as of November 30, 2018.

For the fiscal year ended November 30, 2018, components of the Fund’s current and deferred tax expense/(benefit) were as follows:

	Current	Deferred	Total
Federal	$—	$107,240,816	$107,240,816
State	—	(2,144,156)	(2,144,156)
Valuation Allowance	—	(97,549,592)	(97,549,592)
Total	$—	$7,547,068	$7,547,068

For the fiscal year ended November 30, 2018, the Fund has paid federal interest and penalties associated with the underpayment of income taxes in the amount of $15,281. As of November 30, 2018, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes were as follows:

Tax Cost	$2,215,399,359
Gross unrealized gain	183,851,660
Gross unrealized loss	(160,302,145)
Net unrealized security gain	$23,549,515

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

4. TAXATION (continued)

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2018, the Fund distributions are estimated to be comprised of 35.03% from taxable income and 64.97% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2019. The Fund’s tax years ended November 30, 2015 through November 30, 2017 remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended November 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	0.93%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended November 30, 2018, GSAM waived $2,082 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.   Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2018, Goldman Sachs advised that it retained $31,789 and $0 of the sales charges applicable to Class A and Class C Shares, respectively.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to its customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 30, 2019 for Class A, Class C, Institutional, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the fiscal year ended November 30, 2018. For the fiscal year ended November 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waiver/ Credit	Total Expense Reductions
$2,082	$512	$2,594

G.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2018, Goldman Sachs earned $60,501 in brokerage commissions from portfolio transactions on behalf of the Fund.

The Fund may purchase securities from or sell securities to, an affiliated fund provided affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended November 30, 2018, the purchase and sale transactions for the Fund with an affiliated fund in compliance with Rule 17a-7 under the Act were $0 and $1,351,720, respectively.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the fiscal year ended November 30, 2018.

Underlying Fund	Beginning Value as of November 30, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2018	Shares as of November 30, 2018	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$146	$136,411,095	$(136,411,241)	$—	—	$21,210

As of November 30, 2018, the Goldman Sachs Tactical Tilt Overlay Fund was beneficial owner of 6% of total outstanding shares of the Fund.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Line of Credit Facility — As of November 30, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2018, the Fund did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2018 were $1,885,805,354 and $1,612,463,074, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2018

7. OTHER RISKS (continued)

would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

On December 22, 2017, the TCJA was signed into law. This U.S. federal tax legislation reduced the general statutory U.S. federal corporate income tax rate from 35% to 21%, made changes regarding the use of net operating losses, repealed the corporate alternative minimum tax, allowed for eventual refunding of certain alternative minimum tax credit balances, placed limitations on the deductibility of interest expense, reduced the dividends received deduction amount, allowed for immediate expensing of certain capital expenditures, and made other changes which may have effects on the Fund and on the MLPs in which the Fund invests. These changes may affect the Fund’s daily estimates of its current taxes and deferred tax liability and/or asset balances used in the calculation of its daily NAV. The Fund will continue to evaluate this tax legislation for its potential effects on these estimates and for its potential effects on the amounts of income taxes actually incurred. The tax legislation may also affect the information provided to the Fund by MLPs, information that may not be provided to the Fund on a timely basis. As disclosed above, the daily estimate of current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, which may have a material impact on the Fund’s NAV. The Fund may modify its estimates and assumptions regarding its current taxes and deferred tax liability and/or asset balances as this evaluation of the tax legislation continues and as new information regarding the legislation or other matters becomes available, and such modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2018

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended November 30, 2018		For the Fiscal Year Ended November 30, 2017
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,011,597	$36,054,371	6,435,902	$50,728,452
Reinvestment of distributions	1,014,108	7,003,619	1,287,672	9,996,736
Shares redeemed	(8,097,426)	(57,395,885)	(27,493,978)	(223,929,805)
	(2,071,721)	(14,337,895)	(19,770,404)	(163,204,617)
Class C Shares
Shares sold	1,500,937	10,225,864	2,857,145	21,967,962
Reinvestment of distributions	1,149,422	7,582,854	1,241,290	9,118,987
Shares redeemed	(6,469,079)	(43,665,822)	(7,381,324)	(54,368,267)
	(3,818,720)	(25,857,104)	(3,282,889)	(23,281,318)
Institutional Shares
Shares sold	107,795,916	782,358,579	95,245,102	750,496,006
Reinvestment of distributions	11,135,181	79,464,322	13,396,775	103,420,517
Shares redeemed	(265,863,629)	(1,916,800,047)	(90,734,671)	(696,855,312)
	(146,932,532)	(1,054,977,146)	17,907,206	157,061,211
Investor Shares
Shares sold	8,560,155	61,643,265	18,570,727	154,756,938
Reinvestment of distributions	1,430,357	10,021,363	1,291,162	9,818,361
Shares redeemed	(10,783,628)	(76,522,236)	(12,372,308)	(94,779,683)
	(793,116)	(4,857,608)	7,489,581	69,795,616
Class P Shares(a)
Shares sold	177,724,958	1,291,020,178	—	—
Reinvestment of distributions	5,868,233	41,197,196	—	—
Shares redeemed	(20,276,765)	(140,580,740)	—	—
	163,316,426	1,191,636,634	—	—
Class R Shares
Shares sold	108,812	753,209	136,670	1,054,786
Reinvestment of distributions	23,619	160,432	14,880	110,482
Shares redeemed	(72,646)	(506,929)	(111,758)	(889,379)
	59,785	406,712	39,792	275,889

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	For the Fiscal Year Ended November 30, 2018		For the Fiscal Year Ended November 30, 2017
	Shares	Dollars	Shares	Dollars

Class R6 Shares(b)
Shares sold	33,851,841	$239,122,737	—	$—
Reinvestment of distributions	1,109,327	7,745,317	—	—
Shares redeemed	(3,613,374)	(26,700,663)	—	—
	31,347,794	220,167,391	—	—
NET INCREASE	41,107,916	$312,180,984	2,383,286	$40,646,781

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on April 2, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs MLP Energy Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs MLP Energy Infrastructure Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended November 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 through November 30, 2018, which represents a period of 183 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/18	Ending Account Value 11/30/18		Expenses Paid for the 6 months ended 11/30/18*
Class A
Actual	$1,000.00	$925.60		$6.76
Hypothetical 5% return	1,000.00	1,018.05	+	7.08
Class C
Actual	1,000.00	922.20		10.36
Hypothetical 5% return	1,000.00	1,014.29	+	10.86
Institutional
Actual	1,000.00	927.30		4.88
Hypothetical 5% return	1,000.00	1,020.00	+	5.11
Investor
Actual	1,000.00	928.10		5.56
Hypothetical 5% return	1,000.00	1,019.30	+	5.82
Class P
Actual	1,000.00	928.80		4.84
Hypothetical 5% return	1,000.00	1,020.05	+	5.06
Class R
Actual	1,000.00	925.90		7.97
Hypothetical 5% return	1,000.00	1,016.80	+	8.34
Class R6
Actual	1,000.00	927.30		4.83
Hypothetical 5% return	1,000.00	1,020.05	+	5.06

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2018. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
MLP Energy Infrastructure	1.40%	2.15%	1.01%	1.15%	1.00%	1.65%	1.00%

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that the Fund had been in existence for those periods. The Trustees also

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed the Fund’s benchmark index for the three-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2019.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of November 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 153413-OTU-903363 MLPEIAR-19/19K

Goldman Sachs Funds

Annual Report	November 30, 2018

MLP & Energy Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs MLP & Energy Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP & ENERGY FUND

What Differentiates Goldman Sachs MLP & Energy Fund Investment Process?

With a quality-oriented approach, the MLP & Energy Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes. We invest primarily in securities of issuers structured as C-Corporations, or Master Limited Partnerships (“MLPs”), providing us exposure to energy infrastructure assets.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 14 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

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Goldman Sachs MLP & Energy Fund

Investment Objective and Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity or fixed income securities issued by master limited partnerships (“MLPs”) and energy companies. The Fund’s MLP investments may include: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. The Fund may also invest up to 20% of its Net Assets in non-energy investments, including equity and fixed income securities of U.S. and non-U.S. companies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP & Energy Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -0.21%, -0.86%, 0.18%, 0.04%, -0.46% and 0.19%, respectively. These returns compare to the 1.21% average annual total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy master limited partnerships (“MLPs”).[1]

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of 0.42% compared to the 1.13% cumulative total return of the Alerian MLP Index.

Q	How did energy MLPs overall perform during the Reporting Period?

A	Energy MLPs, as represented by the Alerian MLP Index, generated a total return of 1.21% during the Reporting Period overall. The Alerian MLP Index outperformed the AMEX Energy Select Sector Index (“IXE”) (-1.64%) and underperformed the S&P 500® Index (+6.27%).[2] In addition, the Alerian MLP Index underperformed utilities (+1.65%) and real estate investment trusts (“REITs”) (+3.87%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.[3] (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices rallied during the first half of the Reporting Period, rising 16.79%. They stabilized above $65 per barrel near the end of May 2018, as the global supply/demand story continued to strengthen due to worldwide supply constraints and robust demand expectations. Crude oil prices continued to move higher during the summer, and the price of WTI crude oil reached $75 per barrel at September month-end —the highest level since the 2014-2015 commodity price collapse. Crude oil prices fell sharply thereafter, declining 30.47% by the conclusion of the Reporting Period. The weakness was driven by market concerns around slowing global economic growth in addition to investor uncertainty

[1]	Source: Alerian. The Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. It is not possible to invest directly in an index.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. It is not possible to invest directly in an index.

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around ongoing trade tensions and how they could potentially weaken crude oil demand. Meanwhile, the market’s oversupply worries increased amid unexpectedly strong Saudi Arabian production, which rose from 10.42 million barrels per day in June 2018 to 11.02 million barrels per day in November, and amid mounting U.S. crude oil production, which grew by nearly 1.5 million barrels per day between the beginning of January and the end of November 2018.[4] In the second half of the Reporting Period, Iranian sanction waivers provided by the U.S. tempered a widely expected decline in Iranian crude oil production, further adding to the market’s oversupply concerns. For the Reporting Period overall, WTI and Brent crude oil prices fell 11.27% and 7.65%, respectively.[5]

As for natural gas prices, they fell to a low of $2.56 per million British thermal units (“MMbtu”) in February 2018, down 29.55% from their January 2018 highs, due to the mild winter and to investors’ oversupply concerns. These oversupply concerns were driven by elevated levels of natural gas associated with crude oil drilling throughout the U.S., especially in the Permian Basin. After February, natural gas prices rebounded somewhat, rising 15.67% to finish May 2018 at $2.95 per MMbtu. In the second half of the Reporting Period, natural gas prices experienced a strong recovery, climbing 56.23% to $4.61 per MMbtu. Much of that increase came during November 2018, which was approximately 22% colder than the seasonally adjusted average. Because of the cold weather, natural gas demand accelerated, leading to early draws from natural gas inventories, which dropped to multi-year lows. This, in turn, caused a surge in natural gas prices in spite of strong 2018 production growth, which has been largely driven by increases in associated gas. (Associated gas is a byproduct of crude oil production.)

As for the energy MLP market, it started the Reporting Period strongly, following two months of weak performance. In October and November 2017, before the Reporting Period began, heavy tax-loss harvesting in energy infrastructure assets, concerns surrounding tax reform and fears around the Organization of the Petroleum Exporting Countries (“OPEC”) quotas not being extended had driven the market to its lowest level since February 2016. Investors returned to the energy MLP market in the opening weeks of the Reporting Period, as they sought to take advantage of depressed valuations amid continuing healthy fundamentals. The market experienced heavy investment inflows, helping the Alerian MLP Index post a gain of 17.62% between the start of the Reporting Period and January 23, 2018. Investor sentiment then reversed and continued to weigh on the energy MLP market through March. In our view, there were four reasons for the shift in sentiment. First, investor appetite for high-yielding assets diminished as the market adjusted for rising interest rates. Second, from January 26th through February 13th, crude oil prices dropped approximately 11%, as oversupply concerns mounted and the U.S. dollar strengthened, hindering the performance of energy-related securities broadly. Third, the sell-off in crude oil prices coincided with weak earnings from several large integrated energy companies, pushing the IXE down approximately 13.01% from January 26th through February 13th. Fourth, and what we consider the most impactful, the Federal Energy Regulatory Commission (“FERC”) announced a surprise policy revision on March 15th. The revised policy mandated that regulated interstate natural gas and liquids pipelines owned by energy MLPs could no longer claim an income tax allowance in their cost-of-service methodology (a method used to set rates for pipeline customers). The policy change also potentially applies to liquids pipelines’ cost-of-service calculation on inflation-indexed pipelines, which will be revisited in the FERC’s five-year review (expected to commence in 2021). At first, the scope of the policy revision was unclear to investors, driving a nearly -10% intra-day decline in the Alerian MLP Index, which then rebounded to end March 15th with a loss of 4.56%. Between March 15th and March 31st, the Alerian MLP Index recorded a decline of 7.97%. We believe investors overreacted to the FERC announcement, as the policy revision should affect only a subset of energy infrastructure companies. Between March 31st and May 31st, the energy MLP market recovered from its FERC-related lows, with the Alerian MLP Index climbing back above pre-announcement levels, as investors continued to digest and understand the impact of the policy revision. In addition, toward the end of May, investor sentiment grew more positive overall, which we attribute to the strong fundamental backdrop for U.S. energy infrastructure, continued earnings momentum, and management teams’ increased focus on investor concerns, such as complex corporate structures, balance sheet management and capital market reliance.

The Alerian MLP Index continued to rise during June 2018 and through the end of September, benefiting from a supportive market backdrop for crude oil. Underinvestment in the energy space following the 2014-2015 commodity

[4]	Source (except where noted) of production data: Bloomberg.

[5]	Source of all crude oil and natural gas price data: Bloomberg.

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price collapse, coupled with geopolitical pressures, had resulted in decreased global crude oil production. This, paired with strong global demand, pushed crude oil supply from surplus to shortage, and consequently, WTI crude oil prices rallied from a low of $30 per barrel in 2016 to more than $70 per barrel in September 2018 and the first half of October 2018. U.S. shale producers responded to the shortage by increasing their drilling, which drove U.S. production to all-time highs during the Reporting Period and allowed the U.S. to capture a larger percentage of the global energy market. The record production started to strain U.S. energy infrastructure capacity, with pipeline bottlenecks arising in key U.S. production basins during the Reporting Period, suggesting the need for additional energy infrastructure. This environment was favorable for midstream[6] assets, helping the Alerian MLP Index to move higher. In addition, the energy MLP market overall benefited from clarifications by the FERC, provided in July 2018, regarding a number of open questions, including the final process by which natural gas and liquid pipelines owned by energy MLPs could implement the income tax adjustment and handle the accumulated deferred income tax. First, natural gas and liquids pipelines that chose to eliminate their tax allowance could also, according to the FERC, eliminate their accumulated deferred income tax, which might have a favorable impact on a pipeline’s rate base and thus mitigate any potential rate impact that could arise from higher than expected returns on equity for certain interstate regulated pipelines. Second, although the FERC reiterated its belief that the inclusion of a tax allowance in a pipeline’s cost-of-service methodology would result in a “double recovery” of income tax costs, the commission said the pipeline could choose to reflect the 21% corporate tax rate passed into law by the Tax Cuts and Jobs Act, which became effective on January 1, 2018, instead of eliminating the tax allowance completely. For pipeline companies that choose to reduce their income tax allowance to the new 21% corporate rate, the FERC has guaranteed a three-year moratorium on rate investigations as long as the pipeline is not overearning relative to the FERC’s allowable return on equity threshold. The market considered the FERC’s clarifications to be favorable for impacted energy MLPs, as they helped remove some regulatory uncertainty that had weighed on the energy MLP market.

During October 2018, the energy sector and the broader equity market experienced substantial weakness due to investor concerns around global economic growth, rising interest rates and U.S.-China trade tensions. The S&P 500® Index ended the month down 6.8%, while the IXE and the Alerian MLP Index fell 11.3% and 8.0%, respectively. We believe that the decline in the IXE, which is inherently more sensitive to commodity prices, and in the Alerian MLP Index can be partially attributed to a 10.8% drop in WTI crude oil prices during October, which was, in turn, driven by the possibility that slowing global economic growth could soften crude oil demand and that U.S. sanction waivers could reduce losses in Iranian supply. In November 2018, the energy MLP sector remained relatively resilient, despite weakness in the broader energy sector. In our view, this was a function of continued momentum in midstream earnings results and persistent growth in U.S. crude oil and natural gas production. For October 2018 and November 2018 overall, the Alerian MLP Index fell 8.7%.

The energy MLP market was further hampered during the second half of the Reporting Period by weak investment flows. In the third quarter of 2018, actively managed open-end energy MLP mutual funds, exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”) experienced net investment outflows of $589 million.[7] This marked the first ever quarter of net investment outflows since the inception of the Alerian MLP Index in 2006. The weakness was driven by $833 million of investment outflows from ETFs and ETNs, partially offset by investment inflows from actively managed open-end mutual funds. In our opinion, regulatory uncertainty sidelined some investors despite energy MLPs’ strong operational results during the Reporting Period. We also noticed general investor apathy towards energy MLPs and energy infrastructure securities broadly given their relative underperformance versus other equity market segments during the last couple of years. Despite recent investor pessimism, we note that energy MLPs continued to benefit from strong corporate execution, healthy macroeconomic factors and inexpensive valuations during the Reporting Period, which has the potential, in our opinion, to promote new investor interest and help reinvigorate investment inflows and, ultimately, the performance of the energy MLP market.

In other noteworthy news during the Reporting Period, a Colorado ballot measure — Colorado Proposition 112 —pressured midstream companies with exposure to that state’s

[6]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[7]	Source of investment flows data: U.S. Capital Advisors.

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PORTFOLIO RESULTS

oil and gas industry. Colorado Proposition 112 was an initiative that would have required future drilling permits to have a minimum setback of 2,500 feet from publicly occupied spaces, such as homes, schools, hospitals, parks and water sources. If it was passed by voters in November, the proposition may have effectively eliminated Colorado’s oil and gas industry, as little to no new development would occur after 2020 and natural production decline rates would reduce existing production over time. Uncertainty around the vote was an overhang for Alerian MLP Index constituents with Colorado exposure (approximately 10% of the Alerian MLP Index), starting in August 2018, as they sold off on fears the ballot measure would pass. On November 6th, Colorado Proposition 112 was defeated, with 56% of total votes in opposition to the proposed drilling regulation. We considered this a positive outcome for midstream owners and operators with revenue exposure to Colorado’s oil and gas production.

Finally, the Tax Cuts and Jobs Act has implications for energy MLPs and pooled investment vehicles that are structured as “C” corporations. The Fund is not structured as a “C” corporation; it is structured as a regulated investment company. The energy MLP structure remains intact and the asset class also preserves its tax-advantageous position relative to entities structured as “C” corporations (albeit to a slightly lesser extent). Additionally, “C” corporation investors may benefit from a reduction in the corporate tax rate, and a new income tax deduction for individuals, generally applicable to income from energy MLPs, may benefit energy MLP investors.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection, the macro environment in the crude oil and natural gas markets, and the regulatory environment drove the Fund’s performance during the Reporting Period. Securities with a lower beta to commodity prices were the worst performers amid the rally in commodity prices from the beginning of the Reporting Period through September 2018. (In this context, having a lower beta means these securities tended to be less correlated to commodity prices.) Conversely, securities with the greatest exposure to commodity prices and volumes were the Fund’s best performers.

Regarding its exposures, the Fund was negatively impacted by positions in the natural gas pipeline transportation subsector[8] amid investor concerns around project completions as well as questions around leverage and distribution growth potential. On the positive side, the Fund’s performance was helped by positions in the petroleum pipeline transportation and the gathering and processing subsectors. These subsectors benefited from record U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and, therefore, experienced the greatest fluctuation in volumes.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, TransCanada, Williams Companies and Keyera detracted from the Fund’s relative performance.

The Fund’s top detractor was TransCanada (TRP), an operator of pipelines, storage facilities and power generation plants in North America. During the Reporting Period, TRP experienced some headwinds regarding its Keystone XL Pipeline Project (“KXL”), which is expected to complement its existing pipeline network. In November 2017, before the Reporting Period began, KXL was approved by the Nebraska Public Service Commission. However, the commission did not accept TRP’s preferred route for the pipeline and selected an alternative path. In December 2017, TRP approached the commission, seeking to amend the alternative pipeline route, but the amendment was rejected. In November 2018, KXL hit another roadblock, as a U.S. District Court for the District of Montana ruled TRP must await a further environmental review. The pipeline, which was initiated in 2008, continues to face strong opposition from landowners and environmentalists. We trimmed our position in TRP by the end of the Reporting Period and reallocated the capital to other stocks we thought were more attractively valued.

Williams Companies (WMB), an energy infrastructure company focused on connecting North America’s natural gas and natural gas liquids markets, also hurt Fund performance during the Reporting Period. The stock performed poorly after WMB completed a simplification transaction,[9] wherein it acquired its underlying MLP, Williams Partners LP, at a 7% premium in an all stock-for-unit deal valued at $10.5 billion. We added to the Fund’s position in WMB over

[8]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[9]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

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the course of the Reporting Period because we believed its shares were trading below their fundamental value.

Another notable Fund detractor during the Reporting Period was Keyera (KEY), an independent natural gas and natural gas liquids company that operates in western Canada. Its shares declined on news that its third quarter 2018 earnings had missed consensus expectations. KEY also announced moderating gathering and processing volumes and increased its guidance on maintenance capital expenditures. We reduced the Fund’s position in KEY by the end of the Reporting Period and allocated the capital to what we considered to be more attractively valued stocks.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of Energy Transfer Partners, L.P., ONEOK and Cheniere Energy contributed positively to relative returns.

Energy Transfer Partners, L.P. (ETP), which offers natural gas, natural gas liquids, crude oil and refined products transportation and storage services, added most to the Fund’s performance. At the beginning of the Reporting Period, ETP benefited from its first quarter 2018 earnings announcement, which included stronger than market expected results for its interstate and intrastate transportation/storage segment. During the second half of the Reporting Period, its shares rose on the announcement of a simplification transaction in which ETP’s general partner, Energy Transfer Equity, L.P., would acquire its remaining public stake in ETP in a deal valued at $60.3 billion. The transaction was viewed positively by the market, which expects it to generate annual savings of more than $1.5 billion for the combined entity and to align investor and management interests. Because we shared this constructive view, the Fund maintained its exposure to ETP through a position in the combined entity, Energy Transfer LP, at the end of the Reporting Period.

Another key contributor during the Reporting Period was ONEOK (OKE), a diversified energy company involved in the natural gas gathering and processing and natural gas liquids fractionation[10] business across the U.S. OKE performed well due to continued volume growth, higher natural gas liquid prices, a simplified corporate structure and limited exposure to the FERC’s policy revision. The company also reported better than consensus expected earnings for both the second and third quarters of 2018 and announced a second expansion of its West Texas LPG Pipeline, which provides natural gas liquids takeaway capacity for Permian Basin producers. We increased the Fund’s position in OKE during the Reporting Period, as we believed the company may benefit from continued growth in natural gas production.

In addition, the Fund was helped by its investment in Cheniere Energy (LNG) during the Reporting Period. LNG owns and operates liquefied natural gas receiving terminals and liquefied natural gas pipelines used for exports. The company benefited from strong first and third quarter 2018 earnings, which were fueled by robust natural gas export volumes. Strong U.S. exports were driven by increased natural gas demand from China and South Korea. Furthermore, the abundance of inexpensive domestic shale gas made U.S. liquefied natural gas attractive compared to liquefied natural gas produced elsewhere in the world. LNG benefited from the increased demand, given that its Sabine Pass terminal is the largest liquefied natural gas export facility in the U.S. We added to the Fund’s position during the Reporting Period, as we believed LNG has upside potential because of increased demand for U.S. liquefied natural gas, which could result in high return growth opportunities for the company.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Equitrans Midstream (ETRN), a company that owns, operates, acquires and develops midstream assets in the Appalachian Basin. We made the investment after the company completed its spin-off from EQT Corporation, a petroleum and natural gas exploration and pipeline transport company, as we believe. ETRN has strong fundamentals and stands to benefit from record U.S. natural gas production.

We also established a Fund position in the Clearbridge Energy Midstream Opportunities Fund, a closed-end fund that seeks to obtain a high level of total return with an emphasis on yield by investing in partnerships and corporations. We made the investment as we sought to increase the Fund’s yield and its overall exposure to energy MLPs.

Among notable sales during the Reporting Period was NextEra Energy Partners, LP (NEP), which owns, operates and acquires contracted clean energy projects, including wind and solar; replaces aging or uneconomic projects; and targets projects under long-term and stable contracts. After NEP performed strongly in the fourth quarter of 2017, we

[10]	Fractionation is the process used to separate the base components of natural gas liquids.

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PORTFOLIO RESULTS

decided to take profits and reallocate the capital to securities we believed had higher total return potential.

We also exited the Fund’s position in Valero Energy Partners LP (VLP), which owns, operates, develops and acquires crude oil and refined petroleum products pipelines. On October 18, 2018, VLP received a cash bid from its parent company Valero Energy Corporation (VLO), for a definitive merger between the two entities. VLO is set to acquire all outstanding publicly held common units of VLP at a price of $42.25, which represents an approximately 12.4% premium, in a transaction valued at approximately $950 million. After the announcement, and although the broader energy MLP market continued to sell off, VLP’s share price remained flat due to the cash buy-out offer from VLO. Given the stock’s strong relative performance, we took advantage of the opportunity to exit the Fund’s position and reallocate the capital elsewhere.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	When the Reporting Period started and through the end of September 2018, the global supply and demand picture appeared relatively healthy, supporting a 27.61% and 30.12% increase in WTI and Brent crude oil prices, respectively, despite some modest macro-related volatility along the way. However, during the last two months of the Reporting Period, WTI and Brent crude oil prices fell 30.47% and 29.03%, respectively, on lowered investor expectations for crude oil demand from the emerging markets, unexpectedly strong supply growth from the U.S. and Saudi Arabia, and Iranian sanction waivers. As of September 2018, which was the latest available data at the end of the Reporting Period, the U.S. was the largest producer of crude oil in the world at 11.47 million barrels per day and was exporting in excess of two million barrels per day of crude oil to global markets.[11] Furthermore, according to net import/export figures during the week starting Sunday, November 25th, the U.S. became a net exporter of crude oil and petroleum products for the first time in 75 years.[11] Although this data was reported in only a single week, we believe it is a milestone in the general trend towards U.S. energy independence and is a positive indicator for U.S. energy export infrastructure demand. The strength in U.S. production has resulted in increased throughput and utilization on U.S. midstream infrastructure and, in turn, has positively impacted the earnings power of U.S.-based energy infrastructure assets. Over the course of the Reporting Period, we saw strong results from midstream companies, who by and large continued to meet and/or beat consensus expectations. We believe this positive earnings momentum may continue in 2019, supported by ongoing strength in U.S. crude oil and natural gas production, which we expect could grow by 10.85% and 8.03%, respectively, in 2019 based on data made available by the U.S. Energy Information Administration.

At the end of the Reporting Period, we, along with the broader market, were focused on the upcoming December 6, 2018 “OPEC+” meeting at which supply-side concerns were likely to be a key topic of discussion. (OPEC+ is composed of the OPEC and non-OPEC oil producing countries.) Leading into the meeting, market participants generally anticipated a production cut, though there was uncertainty around its size and whether it would address global oversupply expectations for 2019. (The December 6th meeting resulted in a six-month agreement to reduce production by 1.2 million barrels per day, effective January 1, 2019, and a plan to revisit the agreement during April 2019. Of that production cut, 0.8 million barrels per day are the responsibility of OPEC countries and 0.4 million barrels per day are the responsibility of non-OPEC countries, such as Russia.12) In our view, output limits should help global oversupply concerns, though it is unclear if global supply and demand will actually be balanced in 2019. Overall, market participants appear to have differing views about crude oil demand from the emerging markets, conformity with imposed OPEC cuts during 2019 and continued growth in U.S. production. We believe the uncertainty is likely to keep crude oil prices range-bound between $45 and $60 per barrel during the 2019 calendar year. In our view, this range is supportive for continued U.S. production growth and therefore, U.S.-based midstream assets. We base this view on two observations. First, U.S. crude oil production rose by nearly 1.3 million barrels per day during 2017, a time when crude oil prices averaged approximately $51 per barrel — which is in line with crude oil prices at the end of the Reporting Period. This suggests to us that a $45 to $60 per barrel price may be sufficient for producers to continue drilling at a healthy pace. Second, the forward curve for crude oil at the end of the Reporting Period indicated that one-year forward prices could be close to

[11]	Source: U.S. Energy Information Administration.

[12]	Source: OPEC.

7

PORTFOLIO RESULTS

$52 per barrel. (The forward curve is a function graph that defines the prices at which a contract for future delivery or payment can be concluded on the present day. One-year forward prices are the implied prices one year from the present day.) Accordingly, we expect U.S. crude oil producers may move aggressively to lock in that price, which we think would allow for continued production growth.

Beyond the macro environment, we continued to see positive trends at the company level during the Reporting Period. Companies were showing what we believe is increased capital discipline, which has historically been a point of contention between management teams and investors. Many energy MLPs have either cut or reduced distribution growth rates to maintain higher distribution coverage, thus retaining more capital within their businesses. In many cases, this action was taken with the goal of moving to a more self-funding[13] model in order to rely less on the equity capital markets to fund growth. Also, many energy MLPs have become more selective about the capital projects they undertake and are choosing to invest only in what they consider their highest return opportunities. In our opinion, this shift should result in healthier balance sheets and ultimately stronger and more sustainable returns for unitholders. On another front, management teams appear to be addressing complexities around their corporate structure, with consolidation becoming an increasingly common theme. Consolidation transactions can come in many forms, such as a buy-in of incentive distribution rights[14] by the limited partner or a roll up15 of assets between the limited partner and the general partner. We believe these strategies could help address the cost of capital burden associated with the general partner/limited partner relationship. During the Reporting Period, we saw several high-profile simplification transactions occur, and we believe structural simplifications may well contribute to positive performance for the sector as entities pursue less complex corporate structures and seek to align management and shareholder interests. This may boost investor sentiment and increase interest from institutional investors who have historically avoided energy infrastructure assets entirely. In our view, these trends may continue going forward, lowering hurdle rates[16] and potentially strengthening returns on invested capital.

In our view, a number of the aforementioned factors may address investor concerns that have weighed on energy MLP valuations during the last several years. However, we believe there is a clear disconnect between the market’s distributable cash flow/unit expectations and current valuations. Based on multiple valuation metrics, such as enterprise value-to- earnings before interest, taxes, depreciation and amortization (“EBITDA”),[17] price -to-earnings ratios and the spread (difference in yields) versus 10-year U.S. Treasury securities, energy MLPs remain cheap compared to historical averages, as well as relative to other income-oriented asset classes, such as REITs and utilities. We believe the market environment and increased discipline from management teams should warrant multiple expansion and appreciation in asset prices, with a reversion to historical levels suggesting to us that there is significant upside potential for energy MLPs.

Effective January 2, 2019, the Fund’s benchmark index will be changed to the Alerian Mainstream Energy Select Index. The Alerian Midstream Energy Select Index is a float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities.

[13]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities rather than reliance on the equity capital markets.

[14]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[15]	A roll up is a process used by which assets are merged. The principal aim of a roll up is to reduce costs through economies of scale.

[16]	A hurdle rate is the minimum rate of return on a project or investment required by an investor. The hurdle rate denotes appropriate compensation for the level of risk present; riskier projects generally have higher hurdle rates than those that are deemed to be less risky.

[17]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

8

FUND BASICS

Goldman Sachs MLP & Energy Fund

as of November 30, 2018

PERFORMANCE REVIEW
December 1, 2017–November 30, 2018	Fund Total Return (based on NAV)[1]	Alerian MLP Index[2]
Class A	-0.21%	1.21%
Class C	-0.86	1.21
Institutional	0.18	1.21
Investor	0.04	1.21
Class R	-0.46	1.21
Class R6	0.19	1.21

April 16, 2018–November 30, 2018
Class P	0.42%	1.13%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class A	-1.44%	-1.43%	9/29/17
Class C	2.50	3.50	9/29/17
Institutional	4.67	4.64	9/29/17
Investor	4.46	4.44	9/29/17
Class P	N/A	9.14	4/16/18
Class R	3.99	3.97	9/29/17
Class R6	4.68	4.65	9/29/17

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

EXPENSE RATIOS[4]
	Total Annual Fund Operating Expenses After Expense Limitation	Total Annual Fund Operating Expenses
Class A	1.49%	22.77%
Class C	2.24	23.52
Institutional	1.10	22.38
Investor	1.24	22.52
Class P	1.09	22.37
Class R	1.74	23.02
Class R6	1.09	22.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least March 30, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 11/30/18[5]
Holding	% of Net Assets	Line of Business
Cheniere Energy, Inc.	9.1%	Other | Liquefaction
The Williams Cos., Inc.	8.9	Gathering + Processing
Plains GP Holdings LP Class A	8.6	Pipeline Transportation | Petroleum
ONEOK, Inc.	7.8	Gathering + Processing
Pembina Pipeline Corp.	7.6	Pipeline Transportation | Petroleum
Targa Resources Corp.	7.5	Gathering + Processing
Enbridge, Inc.	7.3	Pipeline Transportation | Petroleum
TransCanada Corp.	5.9	Pipeline Transportation | Natural Gas
Energy Transfer LP	5.7	Pipeline Transportation | Natural Gas
Enterprise Products Partners LP	5.7	Pipeline Transportation | Natural Gas

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

10

FUND BASICS

FUND SECTOR ALLOCATIONS[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The figures in the graph may not sum to 100% due to exclusion of other assets and liabilities.

11

GOLDMAN SACHS MLP & ENERGY FUND

Performance Summary

November 30, 2018

The following graph shows the value, as of November 30, 2018, of a $1,000,000 investment made on September 29, 2017 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

MLP & Energy Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from September 29, 2017 through November 30, 2018.

Average Annual Total Return through November 30, 2018	One Year	Since Inception
Class A (Commenced September 29, 2017)
Excluding sales charges	-0.21%	-3.54%
Including sales charges	-5.75%	-8.07%

Class C (Commenced September 29, 2017)
Excluding contingent deferred sales charges	-0.86%	-4.17%
Including contingent deferred sales charges	-1.89%	-4.17%

Institutional (Commenced September 29, 2017)	0.18%	-3.16%

Investor (Commenced September 29, 2017)	0.04%	-3.30%

Class P (Commenced April 16, 2018)	N/A	0.42%*

Class R (Commenced September 29, 2017)	-0.46%	-3.77%

Class R6 (Commenced September 29, 2017)	0.19%	-3.15%

*	Total return for periods of less than one year represents cumulative total return.

12

GOLDMAN SACHS MLP & ENERGY FUND

Schedule of Investments

November 30, 2018

Shares	Description	Value

Common Stocks – 108.7%
Gathering + Processing – 34.2%
6,830	Antero Midstream GP LP	$101,152
6,652	Antero Midstream Partners LP	183,995
1,387	DCP Midstream LP	47,269
6,568	MPLX LP	217,598
7,061	ONEOK, Inc.	433,757
9,308	Targa Resources Corp.	415,416
19,365	The Williams Cos., Inc.	490,322

		1,889,509

Marketing | Wholesale – 0.9%
2,761	Global Partners LP	47,710

Other | Liquefaction* – 9.1%
8,215	Cheniere Energy, Inc.	502,101

Pipeline Transportation | Natural Gas – 31.8%
21,715	Energy Transfer LP	316,388
11,956	Enterprise Products Partners LP	313,845
1,435	EQM Midstream Partners LP	68,392
5,880	Equitrans Midstream Corp.*	131,242
11,736	Inter Pipeline Ltd.	188,673
6,038	Keyera Corp.	132,244
16,507	Kinder Morgan, Inc.	281,774
7,954	TransCanada Corp.	325,966

		1,758,524

Pipeline Transportation | Petroleum – 31.5%
6,106	Enbridge Energy Management LLC*	66,555
12,210	Enbridge, Inc.	401,226
4,343	Magellan Midstream Partners LP	262,665
12,429	Pembina Pipeline Corp.	419,086
21,463	Plains GP Holdings LP Class A*	474,976
3,083	SemGroup Corp. Class A	50,037
3,540	Shell Midstream Partners LP	66,694

		1,741,239

Regasification – 1.2%
2,607	Golar LNG Ltd.	69,450

TOTAL COMMON STOCKS
(Cost $6,109,219)		$6,008,533

Shares	Dividend Rate	Value

Investment Companies – 10.7%
ClearBridge Energy Midstream Opportunity Fund, Inc.
12,406	13.868%	$114,507
ClearBridge MLP & Midstream Fund, Inc.
5,434	11.913	64,773
ClearBridge MLP & Midstream Total Return Fund, Inc.
6,918	12.393	64,753
Goldman Sachs Financial Square Government Fund – Institutional Shares(a)
83,541	2.131	83,541

Investment Companies – (continued)
Kayne Anderson MLP/Midstream Investment Co.
6,383	11.357	101,171
Neuberger Berman MLP Income Fund, Inc.
9,046	8.812	68,116
Tortoise Energy Infrastructure Corp.
4,257	11.598	96,166

TOTAL INVESTMENT COMPANIES
(Cost $669,153)		$593,027

TOTAL INVESTMENTS – 119.4%
(Cost $6,778,372)		$6,601,560

LIABILITIES IN EXCESS OF OTHER ASSETS – (19.4)%		(1,070,859)

NET ASSETS – 100.0%		$5,530,701

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Assets and Liabilities

November 30, 2018

Assets:
Investments of unaffiliated issuers, at value (cost $6,694,831)	$6,518,019
Investments of affiliated issuers, at value (cost $83,541)	83,541
Cash	113,232
Receivables:
Fund shares sold	334,939
Investments sold	70,682
Dividends	8,190
Other assets	65,983
Total assets	7,194,586

Liabilities:
Payables:
Fund shares redeemed	1,464,244
Investments purchased	58,235
Payable to investment adviser	22,794
Management fees	4,982
Distribution and Service fees and Transfer Agency fees	266
Accrued expenses	113,364
Total liabilities	1,663,885

Net Assets:
Paid-in capital	5,817,089
Total distributable loss	(286,388)
NET ASSETS	$5,530,701
Net Assets:
Class A	$47,955
Class C	47,539
Institutional	2,649,513
Investor	48,095
Class P	2,640,368
Class R	49,052
Class R6	48,179
Total Net Assets	$5,530,701
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,176
Class C	5,131
Institutional	285,989
Investor	5,191
Class P	285,080
Class R	5,295
Class R6	5,200
Net asset value, offering and redemption price per share:(a)
Class A	$9.26
Class C	9.26
Institutional	9.26
Investor	9.26
Class P	9.26
Class R	9.26
Class R6	9.26

(a)	Maximum public offering price per share for Class A Shares is $9.80. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Operations

For the Fiscal Year Ended November 30, 2018

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,999)	$91,093
Dividends — affiliated issuers	1,082
Total investment income	92,175

Expenses:
Amortization of offering costs	219,968
Professional fees	97,157
Custody, accounting and administrative services	40,347
Management fees	33,841
Printing and mailing costs	25,152
Registration fees	17,154
Trustee fees	16,435
Transfer Agency fees(a)	1,593
Distribution and Service fees(a)	877
Other	26,748
Total expenses	479,272
Less — expense reductions	(440,881)
Net expenses	38,391
NET INVESTMENT INCOME	53,784

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(92,757)
Foreign currency transactions	(3,525)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(67,190)
Foreign currency translation	18
Net realized and unrealized loss	(163,454)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(109,670)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
$125	$499	$253	$90	$90	$1,106	$90	$111	$91	$15

(b)	Class P Shares commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP & ENERGY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2018	For the Fiscal Year Ended November 30, 2017(a)
From operations:
Net investment income	$53,784	$4,730
Net realized loss	(96,282)	(10,384)
Net change in unrealized loss	(67,172)	(109,663)
Net decrease in net assets resulting from operations	(109,670)	(115,317)

Distributions to shareholders:
From total distributable earnings:
Class A Shares	(537)	(120	)(b)
Class C Shares	(388)	(100	)(b)
Institutional Shares	(33,823)	(7,140	)(b)
Investor Shares	(587)	(126	)(b)
Class P Shares(c)	(18,744)	—
Class R Shares	(497)	(113	)(b)
Class R6 Shares	(617)	(130	)(b)
From return of capital:
Class A Shares	(830)	(205)
Class C Shares	(599)	(172)
Institutional Shares	(52,282)	(12,248)
Investor Shares	(907)	(217)
Class P Shares(c)	(28,976)	—
Class R Shares	(767)	(194)
Class R6 Shares	(954)	(223)
Total distributions to shareholders	(140,508)	(20,988)

From share transactions:
Proceeds from sales of shares	4,896,003	3,000,089
Reinvestment of distributions	140,508	20,988
Cost of shares redeemed	(2,140,319)	(85)
Net increase in net assets resulting from share transactions	2,896,192	3,020,992
TOTAL INCREASE	2,646,014	2,884,687

Net assets:(d)
Beginning of year	2,884,687	—
End of year	$5,530,701	$2,884,687

(a)	The Fund commenced operations on September 29, 2017.
(b)	Prior year information has been revised to conform to current year presentation. Distributable earnings for the Fund consisted solely of net investment income for the fiscal year ended November 30, 2017.
(c)	Commenced operations on April 16, 2018.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income was $(80) for the Fund, as of November 30, 2017.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP & Energy Fund
	Class A Shares
	Year Ended November 30,
	2018		2017(a)
Per Share Data

Net asset value, beginning of year	$9.54		$10.00

Net investment income(b)	0.11		0.01

Net realized and unrealized loss	(0.12)		(0.40)

Total from investment operations	(0.01)		(0.39)

Distributions to shareholders from net investment income	(0.11)		(0.03)

Distributions to shareholders from capital	(0.16)		(0.04)

Total distributions	(0.27)		(0.07)

Net asset value, end of year	$9.26		$9.54

Total return(c)	(0.21)%		(3.93)%

Net assets, end of year (in 000s)	$48		$48

Ratio of net expenses to average net assets	1.49%		1.49	%(d)

Ratio of total expenses to average net assets	15.71	%(e)	20.57	%(d)

Ratio of net investment income to average net assets	1.14%		0.64	%(d)

Portfolio turnover rate(f)	67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP & Energy Fund
	Class C Shares
	Year Ended November 30,
	2018		2017(a)
Per Share Data

Net asset value, beginning of year	$9.54		$10.00

Net investment income(b)	0.04		—	(c)

Net realized and unrealized loss	(0.12)		(0.41)

Total from investment operations	(0.08)		(0.41)

Distributions to shareholders from net investment income	(0.08)		(0.02)

Distributions to shareholders from capital	(0.12)		(0.03)

Total distributions	(0.20)		(0.05)

Net asset value, end of year	$9.26		$9.54

Total return(d)	(0.86)%		(4.04)%

Net assets, end of year (in 000s)	$48		$48

Ratio of net expenses to average net assets	2.24%		2.24	%(e)

Ratio of total expenses to average net assets	16.47	%(f)	21.32	%(e)

Ratio of net investment income (loss) to average net assets	0.39%		(0.11	)%(e)

Portfolio turnover rate(g)	67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP & Energy Fund
	Institutional Shares
	Year Ended November 30,
	2018		2017(a)
Per Share Data

Net asset value, beginning of year	$9.54		$10.00

Net investment income(b)	0.15		0.02

Net realized and unrealized loss	(0.12)		(0.41)

Total from investment operations	0.03		(0.39)

Distributions to shareholders from net investment income	(0.12)		(0.03)

Distributions to shareholders of capital	(0.19)		(0.04)

Total distributions	(0.31)		(0.07)

Net asset value, end of year	$9.26		$9.54

Total return(c)	0.18%		(3.87)%

Net assets, end of year (in 000s)	$2,650		$2,644

Ratio of net expenses to average net assets	1.10%		1.10	%(d)

Ratio of total expenses to average net assets	15.32	%(e)	20.18	%(d)

Ratio of net investment income to average net assets	1.53%		1.03	%(d)

Portfolio turnover rate(f)	67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP & Energy Fund
	Investor Shares
	Year Ended November 30,
	2018		2017(a)
Per Share Data

Net asset value, beginning of year	$9.54		$10.00

Net investment income(b)	0.14		0.01

Net realized and unrealized loss	(0.13)		(0.40)

Total from investment operations	0.01		(0.39)

Distributions to shareholders from net investment income	(0.11)		(0.03)

Distributions to shareholders from capital	(0.18)		(0.04)

Total distributions	(0.29)		(0.07)

Net asset value, end of year	$9.26		$9.54

Total return(c)	0.04%		(3.90)%

Net assets, end of year (in 000s)	$48		$48

Ratio of net expenses to average net assets	1.24%		1.24	%(d)

Ratio of total expenses to average net assets	15.46	%(e)	20.32	%(d)

Ratio of net investment loss to average net assets	1.39%		0.89	%(d)

Portfolio turnover rate(f)	67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs MLP & Energy Fund
	Class P Shares
	Period Ended November 30, 2018(a)
Per Share Data

Net Asset Value, beginning of period	$9.52

Net investment income(b)	0.14

Net realized and unrealized gain (loss)	(0.09)

Total from investment operations	0.05

Distributions to shareholders from net investment income	(0.12)

Distributions to shareholders from capital	(0.19)

Total distributions	(0.31)

Net asset value, end of period	$9.26

Total return(c)	0.42%

Net assets, end of period (in 000s)	$2,640

Ratio of net expenses to average net assets	1.09	%(d)

Ratio of total expenses to average net assets	4.04	%(d)(e)

Ratio of net investment income to average net assets	2.37	%(d)

Portfolio turnover rate(f)	67%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP & Energy Fund
	Class R Shares
	Year Ended November 30,
	2018		2017(a)
Per Share Data

Net asset value, beginning of year	$9.54		$10.00

Net investment income(b)	0.09		0.01

Net realized and unrealized loss	(0.12)		(0.41)

Total from investment operations	(0.03)		(0.40)

Distributions to shareholders from net investment income	(0.10)		(0.02)

Distributions to shareholders from capital	(0.15)		(0.04)

Total distributions	(0.25)		(0.06)

Net asset value, end of year	$9.26		$9.54

Total return(c)	(0.46)%		(3.97)%

Net assets, end of year (in 000s)	$49		$48

Ratio of net expenses to average net assets	1.74%		1.74	%(d)

Ratio of total expenses to average net assets	15.94	%(e)	20.82	%(d)

Ratio of net investment income to average net assets	0.89%		0.39	%(d)

Portfolio turnover rate(f)	67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP & Energy Fund
	Class R6 Shares
	Year Ended November 30,
	2018		2017(a)
Per Share Data

Net asset value, beginning of year	$9.54		$10.00

Net investment income(b)	0.15		0.02

Net realized and unrealized loss	(0.12)		(0.41)

Total from investment operations	0.03		(0.39)

Distributions to shareholders from net investment income	(0.12)		(0.03)

Distributions to shareholders from capital	(0.19)		(0.04)

Total distributions	(0.31)		(0.07)

Net asset value, end of year	$9.26		$9.54

Total return(c)	0.19%		(3.87)%

Net assets, end of year (in 000s)	$48		$48

Ratio of net expenses to average net assets	1.09%		1.09	%(d)

Ratio of total expenses to average net assets	15.31	%(e)	20.17	%(d)

Ratio of net investment income to average net assets	1.54%		1.04	%(d)

Portfolio turnover rate(f)	67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements

November 30, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP & Energy Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class P (commenced operations on April 16, 2018), Class R and Class R6 Shares. The Fund commenced operations on September 29, 2017.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Investment income distributions, if any, are declared and paid at least semi-annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

24

GOLDMAN SACHS MLP & ENERGY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

25

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, the Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2018:

MLP & ENERGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

North America	$6,008,533	$—	$—

Investment Company	593,027	—	—

Total	$6,601,560	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

26

GOLDMAN SACHS MLP & ENERGY FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended November 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended November 30, 2018, GSAM waived $90 of the Fund’s management fee.

B.  Distribution and/or Service(12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2018, Goldman Sachs did not retain any portion of the sales charges or CDSC for this fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

27

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 30, 2019 for Class A, Class C, Institutional, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly.

For the fiscal year ended November 30, 2018, these expense reductions, including Other Expense reimbursements, were $440,791.

G.  Line of Credit Facility — As of November 30, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2018, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2018, Goldman Sachs earned $231 brokerage commissions from portfolio transactions on behalf of the Funds.

As of November 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class A, Class C, Institutional, Investor and Class R6 Shares and 97% of Class R Shares of the Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended November 30, 2018:

Underlying Fund	Beginning Value as of November 30, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2018	Shares as of November 30, 2018	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$125,436	$3,116,181	$(3,158,077)	$83,541	83,541	$1,082

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2018, were $6,142,031 and $2,266,394, respectively.

28

GOLDMAN SACHS MLP & ENERGY FUND

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2018 was as follows:

Distribution paid from:
Ordinary income	$55,193
Net long-term capital gains	—
Total taxable distributions	$55,193
Tax return of capital	$85,315

The tax character of distributions paid during the fiscal year ended November 30, 2017 was as follows:

Distribution paid from:
Ordinary income	$7,729
Total taxable distributions	$7,729
Tax return of capital	$13,259

As of November 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforwards:(1)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(1,759)
Unrealized gains (losses) — net	(284,630)
Total accumulated earnings (losses) net	$(286,389)

(1)	The Portfolio utilized $2,570 of capital losses in the current fiscal year.

For the fiscal year ended November 30, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$6,886,166
Gross unrealized gain	90,342
Gross unrealized loss	(374,972)
Net unrealized security loss	$(284,630)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

The Funds’ reclassed $1,271 from paid in capital to distributable earnings for the year ending November 30, 2018. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from certain non-deductible expenses and differences in the tax treatment of partnership investments, and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

29

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2018

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

30

GOLDMAN SACHS MLP & ENERGY FUND

7. OTHER RISKS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

31

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2018

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs MLP & Energy Fund

	For the Fiscal Year Ended November 30, 2018		For the Fiscal Year Ended November 30, 2017(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	—	$—	5,001	$50,014
Reinvestment of distributions	141	1,367	35	325
Shares redeemed	—	—	(1)	(15)
	141	1,367	5,035	50,324
Class C Shares
Shares sold	—	—	5,001	50,015
Reinvestment of distributions	102	987	29	272
Shares redeemed	—	—	(1)	(15)
	102	987	5,029	50,272
Institutional Shares
Shares sold	1	10	275,002	2,750,015
Reinvestment of distributions	8,897	86,105	2,091	19,388
Shares redeemed	(1)	(10)	(1)	(10)
	8,897	86,105	277,092	2,769,393
Investor Shares
Shares sold	—	—	5,001	50,015
Reinvestment of distributions	154	1,494	37	343
Shares redeemed	—	—	(1)	(15)
	154	1,494	5,037	50,343
Class P Shares(b)
Shares sold	506,599	4,894,707	—	—
Reinvestment of distributions	5,132	47,720	—	—
Shares redeemed	(226,651)	(2,140,309)	—	—
	285,080	2,802,118	—	—
Class R Shares
Shares sold	131	1,286	5,001	50,015
Reinvestment of distributions	131	1,264	33	307
Shares redeemed	—	—	(1)	(15)
	262	2,550	5,033	50,307
Class R6 Shares
Shares sold	—	—	5,002	50,015
Reinvestment of distributions	162	1,571	38	353
Shares redeemed	—	—	(2)	(15)
	162	1,571	5,038	50,353

NET INCREASE	294,798	$2,896,192	302,264	$3,020,992

(a)	The Fund commenced operations on September 29, 2017.
(b)	Class P Shares commenced operations on April 16, 2018.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs MLP & Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs MLP & Energy Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statements of changes in net assets for the year ended November 30, 2018 and for the period September 29, 2017 (commencement of operations) through November 30, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year ended November 30, 2018, the changes in its net assets for the year ended November 30, 2018 and for the period September 29, 2017 (commencement of operations) through November 30, 2017, and for the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

33

GOLDMAN SACHS MLP & ENERGY FUND

Fund Expenses — Period Ended November 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 through November 30, 2018, which represents a period of 183 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs MLP & Energy Fund
Share Class	Beginning Account Value 6/1/18	Ending Account Value 11/30/18		Expenses Paid for the 6 months ended 11/30/18*
Class A
Actual	$1,000.00	$937.00		$7.24
Hypothetical 5% return	1,000.00	1,017.60	+	7.54
Class C
Actual	1,000.00	934.50		10.86
Hypothetical 5% return	1,000.00	1,013.84	+	11.31
Institutional
Actual	1,000.00	938.80		5.35
Hypothetical 5% return	1,000.00	1,019.55	+	5.57
Investor
Actual	1,000.00	938.40		6.03
Hypothetical 5% return	1,000.00	1,018.85	+	6.28
Class P
Actual	1,000.00	940.10		5.30
Hypothetical 5% return	1,000.00	1,019.60	+	5.52
Class R
Actual	1,000.00	936.50		8.45
Hypothetical 5% return	1,000.00	1,016.34	+	8.80
Class R6
Actual	1,000.00	938.90		5.30
Hypothetical 5% return	1,000.00	1,019.60	+	5.52

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
MLP & Energy Fund	1.49%	2.24%	1.10%	1.24%	1.09%	1.74%	1.09%

34

GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP & Energy Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

35

GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that the Fund had launched on September 29, 2017 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

36

GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017 and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%

Next $1 billion	0.90

Next $3 billion	0.86

Next $3 billion	0.84

Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts

37

GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2019.

38

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

39

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

40

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs MLP & Energy Fund - Tax Information (Unaudited)

For the fiscal year ended November 30, 2018, 53.90% of the dividends paid from net investment company taxable income by the Goldman Sachs MLP & Energy Fund qualified for the dividends received deduction available to corporations.

For the fiscal year ended November 30, 2018, 100.00% of the dividends paid from net investment company taxable income by the Goldman Sachs MLP & Energy Fund qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended November 30, 2018, MLP & Energy Fund designates $6,030 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

41

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of November 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 153415-OTU-903116 MLPANDEAR-19/183

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2018	2017	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,589,805	$2,985,251	Financial Statement audits.
Audit-Related Fees:
• PwC	$398,872	$159,263	Other attest services.
Tax Fees:
• PwC	$1,134,699	$842,920	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2018	2017	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,845,098	$1,860,429	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended November 30, 2018 and November 30, 2017 were $1,533,571 and $1,002,183 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2017 and December 31, 2016 were approximately $9.4 million and $11.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2018. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2017 and 2016 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	February 7, 2019

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	February 7, 2019